UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2023

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing that it will hold a conference call on Wednesday, November 8, 2023, at 8:00 a.m. Eastern time and 3:00 p.m. South African time to discuss its financial results for the second quarter of fiscal year 2024, which ended September 30, 2023. The results will be reported in a press release prior to the conference call. MiX Telematics management will host the conference call and simultaneous webcast, followed by a question-and-answer period. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX Telematics announces date of second quarter fiscal year 2024 conference call and webcast.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: October 26, 2023

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646

MiX TELEMATICS SETS SECOND QUARTER FISCAL YEAR 2024 CONFERENCE CALL FOR NOVEMBER 8, 2023, AT 8:00 A.M. ET AND 3:00 P.M. SAST

BOCA RATON, Fla., October 26, 2023 -- MiX Telematics Limited (JSE: MIX) (NYSE: MIXT) (“MiX Telematics” or the “Company”), a global SaaS leader of connected fleet management solutions, will hold a conference call on Wednesday, November 8, 2023, at 8:00 a.m. Eastern time and 3:00 p.m. South African time to discuss its financial results for the second quarter of fiscal year 2024, which ended September 30, 2023. The results will be reported in a press release prior to the conference call.

MiX Telematics management will host the conference call and simultaneous webcast, followed by a question-and-answer period.

Date: Wednesday, November 8, 2023
Time: 8:00 a.m. Eastern time and 3:00 p.m. South African time
U.S. dial-in: 1-877-300-8521
International dial-in: 1-412-317-6026
South Africa dial-in: 0800-999-739
Conference ID: 10183846

Please call the conference telephone number five minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at 1-949-574-3860.

A live audio webcast of the conference call will be available in listen-only mode simultaneously and available for replay https://events.q4inc.com/attendee/192766576 and via the investor relations section of the Company’s website at www.mixtelematics.com.

A telephonic replay of the call will also be available after 11:00 a.m. Eastern time on the same day through Wednesday, November 15, 2023.

U.S. replay dial-in: 1-844-512-2921
International replay dial-in: 1-412-317-6671
Replay ID: 10183846

About MiX Telematics
MiX Telematics is a leading global provider of connected fleet and mobile asset solutions delivered as SaaS to over 1,042,000 subscribers in over 120 countries. The Company's products and services provide enterprise fleets, small fleets and consumers with solutions for efficiency, safety, compliance and security. MiX Telematics was founded in 1996 and has offices in South Africa, the United Kingdom, the United States, Uganda, Brazil, Australia, Romania and the United Arab Emirates as well as a network of more than 130 fleet value-added resellers worldwide. MiX Telematics shares are publicly traded on the Johannesburg Stock Exchange (JSE: MIX) and MiX Telematics American Depositary Shares are listed on the New York Stock Exchange (NYSE: MIXT). For more information, visit www.mixtelematics.com.

Investor Relations Contact:
Matt Glover and Cody Cree
Gateway Group, Inc.
1-949-574-3860
MIXT@gateway-grp.com

October 26, 2023

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